            PROSPECTUS                                          APRIL 1, 1999

                             SG COWEN INTERMEDIATE
                               FIXED INCOME FUND

                              SG COWEN GOVERNMENT
                                SECURITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     [LOGO]                                                     [LOGO]

                               TABLE OF CONTENTS

                                                                   Page
                                                                -----------

SG COWEN INTERMEDIATE FIXED INCOME FUND.......................           3

SG COWEN GOVERNMENT SECURITIES FUND...........................           6

HOW WE MANAGE THE FUNDS.......................................           9

Our investment strategies.....................................           9

The securities in which we typically invest...................           9

The risks of investing in the Funds...........................          11

WHO MANAGES THE FUNDS.........................................          12

Investment adviser............................................          12

Management Fees...............................................          12

Portfolio manager.............................................          12

ABOUT YOUR ACCOUNT............................................          12

Choosing share class..........................................          12

How to reduce your sales charge...............................          14

How to buy shares.............................................          14

How to sell shares............................................          15

Account minimum...............................................          15

Special services..............................................          15

DIVIDENDS, DISTRIBUTIONS AND TAXES............................          16

FINANCIAL HIGHLIGHTS..........................................          17

SG COWEN INTERMEDIATE FIXED INCOME FUND ("INTERMEDIATE FUND")

WHAT ARE THE FUND'S GOALS?

    The Fund seeks current income and stability of principal through investment primarily in high quality intermediate term fixed income securities. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

    Under normal market conditions, we invest at least 65% of the Fund's assets in high quality fixed income securities with a weighted average maturity between three and ten years. The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, preferred stock, corporate debt obligations, and mortgage related securities. The Fund may also purchase securities on a when-issued basis. At least 65% of the Fund's assets will be invested in securities rated in the two highest categories of the ratings assigned by at least one Nationally Recognized Statistical Rating Organization (NRSRO), and all of the Fund's assets will be invested in securities in the four highest ratings assigned by at least one NRSRO, or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

    Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

    The market value of fixed income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. You should also recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. For further discussion of risk, see "How We Manage the Fund."

    You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

INTERMEDIATE FUND

HOW HAS THE FUND PERFORMED?

    THE BAR CHART AND TABLE below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied since the Fund commenced operations, as well as the average annual returns of all of the Fund's shares for one year, five years, and since inception -- compared to the performance of the Lehman Intermediate Government/Corporate Index. You should remember that unlike the Fund, the Lehman Intermediate Government/ Corporate Index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR BY YEAR RETURNS

Year-end returns
1993*                         5.74%
1994                         -1.43%
1995                         14.92%
1996                          3.47%
1997                          8.13%
1998                          8.94%
*Since inception

    During the years illustrated above, the Fund's highest return in one quarter was +5.40% (9/30/98) and its lowest return in one calendar quarter (6/30/94) was -1.70%.

CALENDAR YEAR RETURNS (CLASS A)

    The maximum Class A sales charge of 2.35%, assessed when you purchase shares, is not reflected in the total returns noted above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

AVERAGE ANNUAL RETURNS AS OF 12/31/98

                                                                     1 Year       5 Years    Inception*
                                                                   -----------  -----------  -----------
SG Cowen Intermediate Fixed Income Fund, Class A.................        6.37%        6.11%        6.14%
Lehman Intermediate Government/Corporate Index...................        8.44%        6.60%        6.86%

                                                                               1 Year      Inception
                                                                             -----------  -----------
SG Cowen Intermediate Fixed Income Fund, Class B...........................        5.76%        7.69%**
SG Cowen Intermediate Fixed Income Fund, Class I...........................        9.22%        8.12%***

*   January 20, 1993

**  July 12, 1994

*** July 11, 1994

INTERMEDIATE FUND

WHAT ARE THE FUND'S FEES AND EXPENSES?

    These tables describe the fees and expenses you may pay in connection with an investment in the Fund.

    SHAREHOLDERS FEES are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.

Share Class                                                             A             B           I
------------------------------------------------------------------  ---------     ---------     ------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price).................................................       2.35%(1)      None       None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  purchase price or redemption price, whichever is lower).........       None          3.00%(2)   None
Maximum Sales Charge (Load) on Reinvested Dividends...............       None          None       None
Redemption Fees(3)................................................       None          None       None
Exchange Fee......................................................       None          None       None

    ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from the Fund's assets.

Share Class                                                                   A        B        I
--------------------------------------------------------------------------  ------   ------   ------
Management Fees...........................................................    0.50%    0.50%    0.50%
Distribution and Service (12b-1) Fees.....................................    0.25%    0.50%     0.0%
Other Expenses............................................................    0.91%    0.92%    0.91%
                                                                            ------   ------   ------
Total Operating Expenses(4)...............................................    1.66%    1.92%    1.41%

EXAMPLE(5)

    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                                            10
                                            1 Year    3 Years   5 Years    Years
                                            -------   -------   -------   -------
Class A...................................  $  400    $  746    $1,116    $2,154
Class B (assumes redemption at end of
  period).................................  $  495    $  803    $1,137    $2,243
Class B (assumes no redemption)...........  $  195    $  603    $1,037    $2,243
Class I...................................  $  144    $  446    $  771    $1,691

------------
(1) A purchase of Class A shares at $1 million or more will be made at net asset value.
(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 3%. The contingent deferred sales charge is 3% during the second year, 2% during the third and fourth years, 1% during the fifth and sixth years, and 0% thereafter.
(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.
(4) The above table does not reflect SG Cowen's voluntary waiver of fees and reimbursement of expenses. The total annual operating expenses after considering reimbursement would have been .65%, .90% and .40% for Class A, B and I, respectively.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

SG COWEN GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND")

WHAT ARE THE FUND'S GOALS?

    The Fund seeks total return consisting of current income and appreciation of capital primarily through investments in U.S. Government securities. Although the Fund will strive to achieve these goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

    Under normal market conditions, at least 65% of the Fund's assets will be invested in U.S. Government securities. The balance of the Fund's assets will be invested in mortgage related securities rated in the four highest ratings assigned by at least one Nationally Recognized Statistical Rating Organization (NRSRO), or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them. The Fund may also purchase securities on a when-issued basis.

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and the statement of additional information.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

    Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.

    The market value of fixed income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the obligations held by one Fund can be expected to vary inversely to changes in prevailing interest rates. You should also recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. For further discussion of risk, see "How We Manage the Fund."

    You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total investment program. You may wish to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

GOVERNMENT FUND

HOW HAS THE FUND PERFORMED?

    THE BAR CHART AND TABLE below can help you evaluate the potential risks and rewards of investing in the Fund. We show how returns have varied since the Fund commenced operations, as well as the average annual returns of all of the Fund's shares for one year, five years, and since inception -- compared to the performance of the Lehman Aggregate Index. You should remember that unlike the Fund, the Lehman Aggregate Index is unmanaged and doesn't include the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  YEAR BY YEAR RETURNS
Year-end returns
1993*                         7.85%
1994                         -2.80%
1995                         15.83%
1996                          1.92%
1997                          8.57%
1998                         10.49%
*Since inception

    During the years illustrated above, the Fund's highest return in one quarter was +6.61% (9/30/98) and its lowest return in one calendar quarter (3/31/94) was -2.38%.

CALENDAR YEAR RETURNS (CLASS A)

    The maximum Class A sales charge of 4.75%, assessed when you purchase shares, is not reflected in the total returns noted above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

AVERAGE ANNUAL RETURNS AS OF 12/31/98

                                                                     1 Year       5 Years    Inception*
                                                                   -----------  -----------  -----------
SG Cowen Government Securities Fund, Class A.....................        5.24%        5.58%        6.01%
Lehman Aggregate Index...........................................        8.69%        7.27%        7.57%

                                                                               1 Year      Inception
                                                                             -----------  -----------
SG Cowen Government Securities Fund, Class I...............................       10.32%        8.42%**

*  January 20, 1993

** July 11, 1994

    There are currently no Class B shares outstanding.

GOVERNMENT FUND

WHAT ARE THE FUND'S FEES AND EXPENSES?

    These tables describe the fees and expenses you may pay in connection with an investment in the Fund.

    SHAREHOLDERS FEES are paid directly from your investment. The Fund may waive or reduce sales charges. Please see the Statement of Additional Information for additional information on sales charges.

Share Class                                                            A         B        I
------------------------------------------------------------------  --------   ------   ------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price).................................................      4.75%(1)   None   None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  purchase price or redemption price, whichever is lower).........      None        5%(2)   None
Maximum Sales Charge (Load) on Reinvested Dividends...............      None     None     None
Redemption Fees(4)................................................      None     None     None
Exchange fee......................................................      None     None     None

    ANNUAL FUND OPERATING EXPENSES are expenses that are deducted from the Fund's assets.

Share Class                                                                   A        B        I
--------------------------------------------------------------------------  ------   ------   ------
Management Fees...........................................................    0.60%    0.60%    0.60%
Distribution and Service (12b-1) Fees.....................................    0.25%    1.00%     0.0%
Other Expenses............................................................    3.02%    3.02%    4.06%
                                                                            ------   ------   ------
Total Operating Expenses..................................................    3.87%    4.62%    4.66%

EXAMPLE(5)

    This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 assuming an annual 5% return and the Fund's operating expenses remaining the same. Unless otherwise indicated, the example assumes that you redeem all of your shares at the end of each period. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                                            10
                                            1 Year    3 Years   5 Years    Years
                                            -------   -------   -------   -------
Class A...................................  $  846    $1,600    $2,371    $4,376
Class B (assumes redemption at end of
  period).................................  $  963    $1,694    $2,532    $4,709
Class B (assumes no redemption)...........  $  463    $1,394    $2,332    $4,709
Class I...................................  $  467    $1,405    $2,350    $4,740

------------

(1) A purchase of Class A shares at $1 million or more will be made at net asset value.

(2) If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) The Fund currently charges $10.00 per redemption for redemptions payable by wire.

(4) The above table does not reflect SG Cowen's voluntary waiver of fees and reimbursement of expenses. The total annual operating expenses after considering a reimbursement waiver have been .40%, .90% and .40% for Class A, B and I, respectively.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

                            HOW WE MANAGE THE FUNDS

OUR INVESTMENT STRATEGIES

    We analyze economic and market conditions, seeking to identify the securities that we think make the best investments in pursuit of our investment objectives. We blend a number of investment strategies to manage the Funds.

SG COWEN INTERMEDIATE FIXED INCOME FUND

    We seek to achieve the Fund's objectives by investing primarily in high quality fixed income securities. If we anticipate a rise in interest rates, we will reduce the weighted average maturity of the securities in which we invest, but in no case will that be less than three years. On the other hand, if we anticipate a decline in interest rates, we will lengthen the average weighted maturity, but in no case will that be more than ten years. The maximum remaining maturity of any investment held by the Fund is 40 years. We invest only in those securities rated in the highest categories of a nationally recognized statistical rating organization. If a security is not rated, we invest only in those which we deem to be of comparable quality of those securities described in the previous sentence. At least 65% of the Fund's assets will be invested in securities rated in the two highest categories of the ratings assigned by at least one Nationally Recognized Statistical Rating Organization (NRSRO), and all of the Fund's assets will be invested in securities in the four highest ratings assigned by at least one NRSRO, or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

    The following is a description of the securities in which the Intermediate Fund normally invests. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

U.S. GOVERNMENT SECURITIES

    U.S. government securities include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Banks and Farmers Home Administration. U.S. government securities includes zero coupon bonds which are bonds that are sold for only a fraction of their par value and don't pay interest. Instead, the bond increases to its full value when it matures.

CORPORATE BONDS

    Corporate bonds are debt obligations issued by a corporation.

DEBENTURE

    An unsecured bond backed by the creditworthiness of the issuer, but not by the issuer's tangible assets.

FLOATING RATE NOTES

    A floating rate note is a debt obligation whose interest rate changes whenever a specified benchmark interest rate, such as the federal funds rate, changes.

MORTGAGE-BACKED SECURITIES

    Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

NON-CONVERTIBLE FIXED INCOME PREFERRED STOCK

    Preferred stock is stock with a fixed dividend rate that must be paid before the dividend of any common stock, pays a guaranteed rate of interest and cannot be converted into common stock.

SG COWEN GOVERNMENT SECURITIES FUND

    We seek to achieve the Fund's objectives by investing primarily in high quality fixed income securities. If we anticipate a rise in interest rates, we will reduce the average weighted maturity of the securities in which we invest, and if we anticipate a decline in interest rates, we will lengthen the average weighted maturity. Under normal market conditions, at least 65% of the Fund's assets will be invested in U.S. government securities. The balance of the Fund's assets will be invested in mortgage related securities rated in the four highest ratings assigned by at least one NRSRO, or if unrated in securities determined by SG Cowen Asset Management to be of comparable quality, when we buy them.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

    The following is a description of the securities in which the Government Fund normally invests. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which we invest.

U.S. GOVERNMENT SECURITIES

    U.S. government securities include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Home Loan Banks and Farmers Home Administration. U.S. government securities includes zero coupon bonds which are bonds that are sold for only a fraction of their par value and don't pay interest. Instead, the bond increases to its full value when it matures.

MORTGAGE-BACKED SECURITIES

    Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, the Federal

National Mortgage Association and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

    THE FOLLOWING APPLIES TO BOTH FUNDS:

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

    Each Fund may buy or sell securities on a when-issued or delayed delivery basis, paying for the securities before delivery or taking delivery at a later date. When-issued securities, although authorized, have not yet been issued. Buying and selling securities on a delayed delivery basis calls for the delivery of the securities at an agreed upon date later than the scheduled date.

PORTFOLIO TURNOVER

    Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced within one year securities valued at 100% of the Fund's net assets. While we do not intend to engage in short term trading, we sell securities regardless of how long we have held them in order to take advantage of investment opportunities or to take advantage of changing economic conditions. We conduct ongoing analysis of the markets to determine what investments are appropriate for the current economic and investment environment and then act on that analysis. The Funds do not anticipate that portfolio turnover will affect the performance or have any tax consequences for their shareholders.

THE RISKS OF INVESTING IN THE FUND

    Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Therefore, before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund's investment, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund:
(1) Market risk is the risk that all or a majority of the securities in a certain market-- like the stock or bond market-- will decline in value because of factors such as economic conditions, future expectations or investor confidence; (2) Liquidity risk is the possibility that securities cannot be readily sold, or can only be sold at a price significantly lower than their broadly recognized value; and (3) Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

YEAR 2000 RISKS

    Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Investment Adviser and other service providers do not properly process and calculate date-related information after January 1, 2000. This is commonly known as the "Year 2000 Problem." This problem may also adversely affect the issues in which the Fund invests. The Investment Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses, and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                             WHO MANAGES THE FUNDS

    The officers of each Fund conduct the Fund's daily business operations, subject to the supervision of the Fund's Board of Directors.

INVESTMENT ADVISER

    From each Fund's commencement of operations until July 1, 1998, Cowen & Co ("Cowen") served as investment manager to the Fund. On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation, a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen, through its investment management division, SG Cowen Asset Management, has served as the new investment adviser to the Fund, with the existing investment management personnel of Cowen continuing to provide investment management services to the Fund for the same management fee described below. SG Cowen, which currently manages approximately $6 billion in assets, manages the Fund's business affairs, including being responsible for the Fund's investment program, and provides daily administrative services.

MANAGEMENT FEES

    For managing the Intermediate Fund and the Government Fund and their investments, the adviser is paid a yearly fee of 0.50% and 0.60%, respectively, of daily net asset value.

PORTFOLIO MANAGER

    Alan E. Koepplin is a Senior Investment Officer and is responsible for the daily management of each Fund's portfolio. He has had such responsibility since the Funds commenced operations in January, 1993. He has served as a Director and Portfolio Manager of SG Cowen since July 1, 1998. Prior thereto he was a Director and Portfolio Manager of Cowen Asset Management.

                               ABOUT YOUR ACCOUNT

    You can choose from a number of share classes. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

    CLASS A Class A shares have an up-front sales charge that you pay when you buy the shares. If you invest $50,000 or more your front-end sales charge will be reduced. You may qualify for other reduced sales charges, as described in "How To Reduce Your Sales Charges," and under certain circumstances the sales charge may be waived; please see the Fund's Statement of Additional Information. Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of the Fund's average daily net assets, which is lower than the 12b-1 fee for Class B shares. The 12b-1 plan allows the Fund to pay distribution fees for the sale and distribution of its shares. Class A shares are not subject to a contingent deferred sales charge. The offering price includes a front-end sales charge.

CLASS A SHARES FEES

INTERMEDIATE FUND

                                             Sales Charge as a       Sales Charge as a
                                             Percentage of the       Percentage of the         Dealer
Shares Purchased in Single Transaction     Public Offering Price    Net Amount Invested      Reallowance
-----------------------------------------  ---------------------  -----------------------  ---------------
Up to $49,999............................             2.35%                   2.40%                2.00%
$50,000 to $99,999.......................             2.25%                   2.30%                1.90%
$100,000 to $249,999.....................             2.00%                   2.04%                1.75%
$250,000 to $499,999.....................             1.75%                   1.78%                1.50%
$500,000 to $999,999.....................             1.45%                   1.47%                1.25%
$1,000,000 to $2,999,999.................                0%                      0%                0.60%
$3,000,000 to $3,999,999*................                0%                      0%                0.30%

GOVERNMENT FUND

                                               Sales charge as  Sales charge as %   Dealer's commission
                                                % of offering       of amount        as % of offering
Amount of purchase                                  price           invested               price
---------------------------------------------  ---------------  -----------------  ---------------------
Up to $49, 999...............................          4.75%             5.00%                4.00%
$50,000 to $99,999...........................          4.00%             4.17%                3.25%
$100,000 to $249,999.........................          3.75%             3.90%                3.00%
$250,000 to $499,999.........................          2.50%             2.56%                2.00%
$500,000 to $999,999.........................          2.00%             2.04%                1.50%
$1,000,000 to $2,999,999.....................             0%                0%                1.00%
$3,000,000 to $3,999,999*....................             0%                0%                0.50%

    *If you invest $4 million or more, you will receive Class I shares, which are not subject to any sales charge or service fee.

    CLASS B Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them. If you redeem Class B shares of Intermediate Fund during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 3%. The contingent deferred sales charge is 3% during the second year, 2% during the third and fourth years, 1% during the fifth and sixth years, and 0% thereafter. If you redeem Class B shares of Government Fund during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. Under certain circumstances the contingent deferred sales charge may be waived; please see the Fund's Statement of Additional Information. Class B Shares of Intermediate Fund are subject to a service fee at the annual rate of 0.25%, and a distribution fee at the annual rate of 0.25%, and Class B shares of Government Fund are subject to a service fee at the annual rate of 0.25%, and a distribution fee at the annual rate of 0.75%, of the value of the respective Fund's average daily net assets attributable to this Class. The 12b-1 plan allows each Fund to pay distribution fees for the sale and distribution of its shares.

    CLASS I Class I shares have no up-front sales charge, so the full amount of your purchase is invested in the Funds. Class I shares are not subject to a contingent deferred sales charge or to an annual 12b-1 fee. Class I shares may be referred to as institutional shares. They are available exclusively to certain types of investors such as employee benefit plans of selected dealers of the Funds, charitable organizations, investment advisory and consulting clients of SG Cowen, accounts as to which a broker, registered investment adviser, or bank charges an account management fee and certain omnibus accounts. Please contact your financial adviser for further information or see the Fund's Statement of Additional Information.

HOW TO REDUCE YOUR SALES CHARGE

    We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Funds' Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

PROGRAM

Letter of intent         You can use a Letter of Intent to combine all your purchases of
                         Class A shares in selected SG Cowen Funds over a 13-month period to qualify for reduced front-end sales charges.

Rights of accumulation   You may also combine your previous purchases of Class A shares in the Fund along with the purchase of Class A shares of selected other SG Cowen Funds to reduce your front-end sales charges.

Reinvestment of          Up to 30 days after you redeem your Class A shares, you can
redeemed shares          reinvest the proceeds without paying a front-end sales charge. You may use this privilege only once.

Certain individuals,     Qualified individuals, organizations, retirement and profit sharing
employees of SG Cowen,   plans, and others may qualify for the purchase of Class A shares
401(k) and other         without a sales charge.
retirement plans

Please see your financial adviser to determine whether you qualify for any of these programs, or consult the Statement of Additional Information.

HOW TO BUY SHARES

    Your financial adviser can handle all the details of purchasing shares, including opening an account. You can also invest in the Fund by mail. Complete an investment slip indicating the class of shares you wish to purchase, and mail it with your check payable to the Fund to: DST Systems, Inc. ("DST"), 210 West 10th Street, Kansas City, MO 64105. If you are making an initial purchase by mail, you must include a completed Investment Application, or an appropriate retirement plan application if you are opening a retirement account, with your check. If you want to purchase shares by Federal wire, contact the Fund directly at 1-800-309-1111. There is no charge for establishing or maintaining an account.

    You can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. If you are buying shares in an IRA, or a retirement plan for self-employed persons, the minimum initial purchase is $500, and additional investments of only $50 after that.

    If your order is received before 4:15 p.m. Eastern time on a business day, you will pay that day's closing share price which is based on the Funds' net asset value. If your order is received after 4:15 p.m., you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

    Normally, we determine the Funds' net asset value (NAV) per share as of 4:15 p.m. Eastern time each day the New York Stock Exchange is open for business. We calculate the net asset value per share by adding the market value of all the securities and other assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. We price securities and other assets for which market quotations are available at their market value. Any short-term investments which have a maturity of less than 60 days are priced at amortized cost.

HOW TO SELL SHARES

    You can sell your shares back to each Fund by mail or by contacting your financial adviser. Generally, SG Cowen and other authorized dealers will act on your oral instructions to redeem shares. If you send a written order to DST to redeem shares, your request must be signed by all owners of the account, and you must include a signature guarantee for each owner. If you hold your shares in certificates, you must submit the certificates with your request to sell the shares.

    When a properly completed request to sell or exchange shares is received by 4:15 p.m. Eastern time on any day the New York Stock Exchange is open for business, you will receive the net asset value as determined on the business day your request is received. We will pay you normally within three business days, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send you the proceeds from the sale of your shares.

ACCOUNT MINIMUM

    If as a result of redemption your account balance falls below the required minimum amount of $500, you will have 30 days to raise the balance to the minimum after we notify you in writing. If your account is not at the minimum by the required time, we may redeem it.

SPECIAL SERVICES

    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 1-800-309-1111.

- You can exchange all or part of your shares for the same class of shares in certain other SG Cowen funds without paying a sales charge. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the Fund's prospectus and read it carefully before buying shares through an exchange. For income tax purposes, an exchange is treated as a concurrent sale and purchase and any gain on the transaction may be subject to income tax. Therefore, you should consult your tax adviser about the tax consequences of any exchange.

- You can automatically invest regular monthly investments of $100 or more directly from your checking account. No fee is charged for these automatic transactions, but a service charge of $10.00 will be deducted for checks returned for insufficient funds. The Funds reserve the right upon notification to all participants, to impose a fee in the future.

- You may buy shares in the Funds for your individual or group retirement plan, including your Individual Retirement Account (IRA), Roth IRA and Education IRA.

- Through our Systematic Withdrawal Plan, you can arrange a regular monthly, quarterly, or annual payment from your account made to you or someone you designate. If the value of your account is $10,000 or more, you can make withdrawals of at least $50 monthly.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund declares income dividends daily and pays them monthly, while any net realized capital gains are generally distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

    Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from a Fund is not affected by whether you reinvest your dividends or receive them in cash. Dividends from short-term capital gains and net investment income are generally taxable as ordinary income; dividends from long-term capital gains are taxable as capital gains. In addition, you may be subject to state and local taxes on distributions.

    We will send you a statement each year detailing the amount and tax status of all dividends and capital gains that you were paid during the prior year.

                              FINANCIAL HIGHLIGHTS

    These financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. All information reflects financial results for a single share in each Fund. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Fund's annual report, which is available upon request by calling 1-800-309-1111.

                                                                                  SG Cowen Intermediate
                                                                               Fixed Income Fund - Class A
                                                                  -----------------------------------------------------
                                                                                 Year Ended November 30,
                                                                  -----------------------------------------------------
                                                                    1998       1997       1996       1995       1994
                                                                  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
  Beginning of Year.............................................  $    9.47  $    9.47  $    9.71  $    9.12  $    9.95
                                                                  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net.......................................       0.53       0.59       0.63       0.67       0.51
  Net Realized and Unrealized Gains (Losses) on Investments.....       0.33          -      (0.15)      0.59      (0.68)
                                                                  ---------  ---------  ---------  ---------  ---------
  Net from Investment Operations................................       0.86       0.59       0.48       1.26      (0.17)
                                                                  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income..........................      (0.53)     (0.59)     (0.63)     (0.67)     (0.53)
  Distributions from Net Realized Gains on Investments..........          -          -      (0.09)         -      (0.13)
                                                                  ---------  ---------  ---------  ---------  ---------
  Total Distributions...........................................      (0.53)     (0.59)     (0.72)     (0.67)     (0.66)
                                                                  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
  End of Year...................................................  $    9.80  $    9.47  $    9.47  $    9.71  $    9.12
                                                                  ---------  ---------  ---------  ---------  ---------
                                                                  ---------  ---------  ---------  ---------  ---------
Total Return(5).................................................       9.38%      6.47%      5.21%     14.22%     (1.77)%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)......................................  $   7,671  $   9,341  $  11,885  $  14,667  $   2,836
  Ratio of Expenses to Average Net Assets.......................       0.65%      0.65%      0.59%      0.47%      0.12%
  Ratio of Investment Income - Net to Average Net Assets........       5.58%      6.29%      6.61%      6.90%      5.41%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived...............       0.50%      0.50%      0.50%      0.50%      0.63%
    Other Expenses Waived or Absorbed...........................       0.51%      0.60%      0.52%      0.86%      3.43%
  Portfolio Turnover Rate.......................................         64%        92%       110%       264%       159%

                                                                                      SG Cowen Intermediate Fixed
                                                                                         Income Fund - Class B
                                                                       ---------------------------------------------------------
                                                                                       Year Ended                   Period From
                                                                                      November 30,                  7/12/94(4)
                                                                       ------------------------------------------     Through
                                                                         1998       1997       1996       1995       11/30/94
                                                                       ---------  ---------  ---------  ---------  -------------
NET ASSET VALUE
  Beginning of Period................................................  $    9.54  $    9.54  $    9.78  $    9.17    $    9.32(1)
                                                                       ---------  ---------  ---------  ---------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net............................................       0.51       0.53       0.61       0.65         0.20
  Net Realized and Unrealized Gains (Losses) on Investments..........       0.33          -      (0.15)      0.61        (0.15)
                                                                       ---------  ---------  ---------  ---------       ------
  Net from Investment Operations.....................................       0.84       0.53       0.46       1.26         0.05
                                                                       ---------  ---------  ---------  ---------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income...............................      (0.51)     (0.53)     (0.61)     (0.65)       (0.20)
  Distributions from Net Realized Gains on Investments...............          -          -      (0.09)         -            -
                                                                       ---------  ---------  ---------  ---------       ------
  Total Distributions................................................      (0.51)     (0.53)     (0.70)     (0.65)       (0.20)
                                                                       ---------  ---------  ---------  ---------       ------
NET ASSET VALUE
  End of Period......................................................  $    9.87  $    9.54  $    9.54  $    9.78    $    9.17
                                                                       ---------  ---------  ---------  ---------       ------
                                                                       ---------  ---------  ---------  ---------       ------
Total Return(5)......................................................       9.07%      6.21%      4.96%     14.12%        1.25%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)...........................................  $     591  $     630  $     769  $     577    $     313
  Ratio of Expenses to Average Net Assets............................       0.90%      0.90%      0.85%      0.68%        0.19%(3)
  Ratio of Investment Income - Net to Average Net Assets.............       5.33%      6.03%      6.40%      6.79%        2.15%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and Distribution Fees Waived......       0.50%      0.50%      0.50%      0.50%        0.18%(3)
    Other Expenses Waived or Absorbed................................       0.52%      0.54%      0.54%      0.46%        1.25%(3)
  Portfolio Turnover Rate............................................         64%        92%       110%       264%         159%

                                                                                   SG Cowen Intermediate Fixed
                                                                                      Income Fund - Class I
                                                                    ---------------------------------------------------------
                                                                                    Year Ended                   Period From
                                                                                   November 30,                  7/11/94(4)
                                                                    ------------------------------------------     Through
                                                                      1998       1997       1996       1995       11/30/94
                                                                    ---------  ---------  ---------  ---------  -------------
NET ASSET VALUE
  Beginning of Period.............................................  $    9.44  $    9.44  $    9.68  $    9.10    $    9.34(1)
                                                                    ---------  ---------  ---------  ---------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net.........................................       0.55       0.61       0.65       0.69         0.23
  Net Realized and Unrealized Gains (Losses) on Investments.......       0.33          -      (0.15)      0.58        (0.24)
                                                                    ---------  ---------  ---------  ---------       ------
  Net from Investment Operations..................................       0.88       0.61       0.50       1.27        (0.01)
                                                                    ---------  ---------  ---------  ---------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income............................      (0.55)     (0.61)     (0.65)     (0.69)       (0.23)
  Distributions from Net Realized Gains on Investments............          -          -      (0.09)         -            -
                                                                    ---------  ---------  ---------  ---------       ------
  Total Distributions.............................................      (0.55)     (0.61)     (0.74)     (0.69)       (0.23)
                                                                    ---------  ---------  ---------  ---------       ------
NET ASSET VALUE
  End of Period...................................................  $    9.77  $    9.44  $    9.44  $    9.68    $    9.10
                                                                    ---------  ---------  ---------  ---------       ------
                                                                    ---------  ---------  ---------  ---------       ------
Total Return(5)...................................................       9.65%      6.74%      5.46%     14.41%       (0.36%)(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)........................................  $     437  $     701  $   1,745  $   1,872  $       565
  Ratio of Expenses to Average Net Assets.........................       0.40%      0.40%      0.35%      0.20%           -
  Ratio of Investment Income - Net to Average Net Assets..........       5.87%      6.63%      6.87%      7.23%        1.98  %(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived..............................       0.50%      0.50%      0.50%      0.50%        0.16  %(3)
    Other Expenses Waived or Absorbed.............................       0.51%      0.50%      0.42%      0.97%        1.87  %(3)
  Portfolio Turnover Rate                                                  64%        92%       110%       264%         159  %

---------------
(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution
(2) Annualized
(3) Not Annualized
(4) Commencement of Distribution
(5) Exclusive of Sales Charges

                                                                                SG Cowen Government Securities Fund - Class A
                                                                            -----------------------------------------------------
                                                                                           Year Ended November 30,
                                                                            -----------------------------------------------------
                                                                              1998       1997       1996       1995       1994
                                                                            ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
  Beginning of Year.......................................................  $    9.58  $    9.59  $    9.83  $    9.17  $   10.11
                                                                            ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net.................................................       0.55       0.61       0.64       0.69       0.52
  Net Realized and Unrealized Gains (Losses) on Investments...............       0.48      (0.01)     (0.24)      0.66      (0.84)
                                                                            ---------  ---------  ---------  ---------  ---------
  Net from Investment Operations..........................................       1.03       0.60       0.40       1.35      (0.32)
                                                                            ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income....................................      (0.55)     (0.61)     (0.64)     (0.69)     (0.56)
  Distributions from Net Realized Gains on Investments....................      (0.03)         -          -          -      (0.06)
                                                                            ---------  ---------  ---------  ---------  ---------
  Total Distributions.....................................................      (0.58)     (0.61)     (0.64)     (0.69)     (0.62)
                                                                            ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
  End of Year.............................................................  $   10.03  $    9.58  $    9.59  $    9.83  $    9.17
                                                                            ---------  ---------  ---------  ---------  ---------
                                                                            ---------  ---------  ---------  ---------  ---------
Total Return(5)...........................................................      11.13%      6.55%      4.34%     15.23%     (3.24%)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 Omitted)................................................  $   1,542  $   3,433  $   2,631  $   3,945  $     488
  Ratio of Expenses to Average Net Assets.................................       0.40%      0.40%      0.34%      0.22%         -
  Ratio of Investment Income - Net to Average Net Assets..................       5.71%      6.47%      6.72%      7.08%      5.24%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived.........................       0.85%      0.85%      0.85%      0.85%      0.78%
    Other Expenses Waived or Absorbed.....................................       2.62%      2.70%      2.72%      3.63%     11.85%
  Portfolio Turnover Rate.................................................         69%       184%       107%       289%       210%

                                                                                        SG Cowen Government
                                                                                    Securities Fund -- Class I
                                                                     ---------------------------------------------------------
                                                                                                                  Period From
                                                                              Year Ended November 30,             7/11/94(4)
                                                                     ------------------------------------------     Through
                                                                       1998       1997       1996       1995       11/30/94
                                                                     ---------  ---------  ---------  ---------  -------------
NET ASSET VALUE
  Beginning of Period..............................................  $    9.70  $    9.71  $    9.94  $    9.17    $    9.45(1)
                                                                     ---------  ---------  ---------  ---------       ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net..........................................       0.56       0.62       0.65       0.70         0.22
  Net Realized and Unrealized Gains (Losses) on Investments........       0.48      (0.01)     (0.23)      0.77        (0.28)
                                                                     ---------  ---------  ---------  ---------       ------
  Net from Investment Operations...................................       1.04       0.61       0.42       1.47        (0.06)
                                                                     ---------  ---------  ---------  ---------       ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income.............................      (0.56)     (0.62)     (0.65)     (0.70)       (0.22)
  Distributions from Net Realized Gains on Investments.............      (0.03)         -          -          -            -
                                                                     ---------  ---------  ---------  ---------       ------
  Total Distributions..............................................      (0.59)     (0.62)     (0.65)     (0.70)       (0.22)
                                                                     ---------  ---------  ---------  ---------       ------
NET ASSET VALUE
  End of Period....................................................  $   10.15  $    9.70  $    9.71  $    9.94    $    9.17
                                                                     ---------  ---------  ---------  ---------       ------
                                                                     ---------  ---------  ---------  ---------       ------
Total Return(5)....................................................      11.04%      6.55%      4.48%     16.52%       (1.57%)(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted).........................................  $     127  $      63  $      93  $      45    $      13
  Ratio of Expenses to Average Net Assets..........................       0.40%      0.40%      0.36%      0.20%           -
  Ratio of Investment Income - Net to Average Net Assets...........       5.60%      6.49%      6.75%      7.12%        2.42%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived..............................       0.60%      0.60%      0.60%      0.60%        0.24%(3)
    Other Expenses Waived or Absorbed..............................       3.66%      3.06%      3.14%      5.14%        6.26%(3)
  Portfolio Turnover Rate..........................................         69%       184%       107%       289%         210%

                 (This page has been left blank intentionally.)

    Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in its current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at Financial Square, New York, NY 10005, or Funds Distributor Inc., the Fund's distributor, at 60 State Street, Boston, MA 02109, or call toll-free 1-800-309-1111.

    You can find reports and other information about the Fund on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D. C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

Investment Company Act file number: 811-5388